UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 27, 2015, Ramco-Gershenson Properties Trust, Inc. ('RGPT") filed a Current Report on Form 8-K (the "Initial Report")reporting the acquisition, through its majority-owned partnership subsidiary Ramco-Gershenson Properties, L.P. ("RGPLP"), of its partner's 80% ownership interest in six properties owned by the Ramco 450 Venture LLC (the "Ramco 450 Properties"). In addition, on August 11, 2015 RGPT completed the acquisition of its partner's 70% ownership interest in Millennium Park owned by Ramco/Lion Venture LP. Upon closing, RGPT has consolidated the seven properties based upon a value of approximately $238.1 million, together with the assumption of three mortgage loans with unpaid principal balances totaling approximately $60.1 million, plus any related assets and liabilities. Total consideration paid for the properties was approximately $147.4 million.

We are filing this Current Report on Form 8-K/A to amend the Initial Report to provide, in accordance with Rule 3-14 and Article 11 of Regulation S-X, certain financial statement information relating to the properties acquired and pro forma financial information of RGPT.
The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Initial Report and this Amendment.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Ramco 450 Properties
Report of Independent Certified Public Accountants
Combined Statements of Revenues and Certain Expenses for the three years ended December 31, 2014, 2013 and 2012
Notes to Combined Statements of Revenues and Certain Expenses

Millennium Park
Report of Independent Certified Public Accountants
Statements of Revenues and Certain Expenses for the three years ended December 31, 2014, 2013 and 2012
Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information

Ramco-Gershenson Properties Trust, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2015 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2015 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)

(d)	Exhibits.

23.1 Consent of Independent Certified Public Accountants

THE RAMCO 450 PROPERTIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors and Shareholders of
Ramco-Gershenson Properties Trust
We have audited the accompanying combined statements of revenues and certain expenses (the “Combined Statements”) of Crofton 450 LLC, Lane Avenue 450 LLC, Market Plaza 450 LLC, Rolling Meadows 450 LLC, Olentangy Plaza 450 LLC, and Ramco Peachtree Hill LLC (the “Ramco 450 Properties”) for each of the three years in the period ended December 31, 2014 and the related notes to the Combined Statements.
Management’s responsibility for the financial statement
Management is responsible for the preparation and fair presentation of these Combined Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of Combined Statements that are free from material misstatement, whether due to fraud or error.
Auditor’s responsibility
Our responsibility is to express an opinion on these Combined Statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Combined Statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Combined Statements referred to above present fairly, in all material respects, the revenues and certain expenses, described in Note 1, of the Ramco 450 Properties for each of the three years in the period ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of matter
We draw attention to Note 1 to the Combined Statements, which describes that the accompanying Combined Statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Ramco-Gershenson Properties Trust) and is not intended to be a complete presentation of the Ramco 450 Properties’ revenues and certain expenses. Our opinion is not modified with respect to this matter.
/s/ GRANT THORNTON LLP
Southfield, Michigan
October 5, 2015

THE RAMCO 450 PROPERTIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Year Ended December 31,
	2014	2013	2012

REVENUES:
Minimum rent	$12,928	$12,403	$11,393
Percentage rent	49	54	48
Recovery income from tenants	4,684	4,471	4,305
Other property income	122	274	496
TOTAL REVENUES	17,783	17,202	16,242

CERTAIN EXPENSES:
Real estate taxes	3,481	3,577	3,437
Recoverable operating expense	1,983	1,677	1,641
Other non-recoverable operating expense	882	1,027	851
Interest expense	2,388	2,485	3,991
TOTAL CERTAIN EXPENSES	8,734	8,766	9,920

REVENUES IN EXCESS OF CERTAIN EXPENSES	$9,049	$8,436	$6,322

See accompanying notes

The Ramco 450 Properties
Notes to the Combined Statements of Revenues and Certain Expenses
For the Three Years ended December 31, 2014, 2013 and 2012

1.	Business and Basis of Presentation

On July 21, 2015, Ramco-Gershenson Properties Trust ("RGPT”) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. ("RGPLP") completed the acquisition of its partner's 80% ownership interest in six shopping centers (the "Ramco 450 Properties") owned by the Ramco 450 Venture LLC. Upon closing, RGPT has consolidated the six properties based upon a value of approximately $191.1 million, together with the assumption of three mortgage loans with unpaid principal balances totaling approximately $60.1 million, plus any related assets and liabilities. Total consideration paid for the properties was approximately $105.8 million.

The following table details the properties acquired:

Property Name	Location	Total GLA	Anchor Tenants

Crofton Centre	Crofton, Maryland	252,230	Shoppers Food Warehouse, Gold's Gym, Goodwill, Hibachi Grill & Supreme Buffet, Kmart, United Tile and Granite
Market Plaza	Glen Ellyn, Illinois	163,054	Jewel-Osco, Ross Dress for Less, Staples
Olentangy Plaza	Columbus, Ohio	253,204	Marshalls, Eurolife Furniture, Metro Fitness, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Peachtree Hill	Duluth, Georgia	154,700	Kroger, LA Fitness
Rolling Meadows Shopping Center	Rolling Meadows, Illinois	134,012	Jewel-Osco, Dollar Tree, Northwest Community Hospital
The Shops on Lane Avenue	Upper Arlington, Ohio	169,035	Whole Foods Market, Bed Bath & Beyond, Pier 1 Imports, Ulta
		1,126,235

The accompanying combined statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K/A of RGPT.  The Statements are not intended to be a complete presentation of the revenues and expenses of the Ramco 450 Properties.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the property have been excluded.

Subsequent events

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on October 5, 2015.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain leases also provide for recoveries from tenants of common area maintenance expenses, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Expenses

Property operating expenses include real estate taxes, recoverable operating expenses such as common area maintenance, insurance premiums, and other non-recoverable expenses such as bad debt expenses and collection-related legal costs.  Real estate taxes and insurance expense are accrued monthly.  Expenditures for common area maintenance, and legal costs are charged to operations as incurred.  Allowances for bad debt are taken for accounts receivable balances when we have reason to believe they will be uncollectible.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

The Ramco 450 Properties are leased to tenants pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at December 31, 2014 is as follows:

Year Ending December 31,
(In thousands)
2015	$12,722
2016	10,764
2017	9,346
2018	8,027
2019	6,203
Thereafter	28,156
Total	$75,218

4.	Interest Expense

The interest expense included in the Combined Consolidated Statements of Revenues and Certain Expenses is based on mortgage loans assumed by RGPLP, which were outstanding during the periods presented. As of June 30, 2014, the outstanding balance of mortgage notes assumed was approximately $60.1 million (unaudited). The weighted average interest rate on these mortgage notes was approximately 4.1% per annum (unaudited) as of December 31, 2014 and 3013 and 5.0% per annum (unaudited) as of December 31, 2012. The mortgages mature on various dates ranging from 2017 to 2023 (unaudited).

5.	Related Party Transactions

RGPT, through its wholly owned subsidiary Ramco Gershenson, Inc., provides property management, leasing, development and other administrative services to the Ramco 450 Properties. Fees earned related to the Ramco 450 Properties for the three years ended December 31, 2014, 2013 and 2012 were $1.3 million, $1.1 million and $1.2 million, respectively.

MILLENNIUM PARK
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors and Shareholders of
Ramco-Gershenson Properties Trust
We have audited the accompanying statements of revenues and certain expenses (the “Statements”) of RLV Millennium Park LP (“Millennium Park”) for each of the three years in the period ended December 31, 2014 and the related notes to the Statements.
Management’s responsibility for the financial statement
Management is responsible for the preparation and fair presentation of these Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.
Auditor’s responsibility
Our responsibility is to express an opinion on these Statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statements referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Millennium Park for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of matter
We draw attention to Note 1 to the Statements, which describes that the accompanying Statements were prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Ramco-Gershenson Properties Trust) and are not intended to be a complete presentation of Millennium Park's revenues and certain expenses. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON LLP
Southfield, Michigan
October 5, 2015

MILLENNIUM PARK
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Year Ended December 31,
	2014	2013	2012
REVENUES:
Minimum rent	$3,901	$3,906	$3,656
Recovery income from tenants	1,199	1,201	1,205
TOTAL REVENUES	5,100	5,107	4,861

CERTAIN EXPENSES:
Real estate taxes	646	647	620
Recoverable operating expense	493	469	442
Other non-recoverable operating expense	365	260	226
TOTAL CERTAIN EXPENSES	1,504	1,376	1,288

REVENUES IN EXCESS OF CERTAIN EXPENSES	$3,596	$3,731	$3,573

See accompanying notes

Millennium Park
Notes to the Statements of Revenues and Certain Expenses
For the Three Years ended December 31, 2014, 2013 and 2012

1.	Business and Basis of Presentation

On August 11, 2015 Ramco Gershenson Properties Trust ("RGPT") through its majority-owned partnership subsidiary, Ramco Gershenson Properties, L.P. ("RGPLP"), completed the acquisition of its partner's 70% ownership interest in RLV Millennium Park LP ("Millennium Park") owned by the Ramco/Lion Venture LP. Upon closing, RGPT has consolidated the property based upon a value of approximately $47.0 million. Total consideration paid for the property was approximately $41.6 million.

Millennium Park is a community shopping center located in Livonia, Michigan. The shopping center encompasses 272,568 square feet and includes Home Depot, Marshalls, Michaels, PetSmart, Five Below and Ulta Beauty as anchor tenants.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting. The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"),Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K/A of RGPT. The Statements are not intended to be a complete presentation of the revenues and expenses of Millennium Park. Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operation of Millennium Park have been excluded.

Subsequent events

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on October 5, 2015.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain leases also provide for recoveries from tenants of common area maintenance expenses, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Expenses

Property operating expenses include real estate taxes, recoverable operating expenses such as common area maintenance, insurance premiums, and other non-recoverable expenses such as bad debt expenses and collection-related legal costs.  Real estate taxes and insurance expense are accrued monthly.  Expenditures for common area maintenance, and legal costs are charged to operations as incurred.  Allowances for bad debt are taken for accounts receivable balances when we have reason to believe they will be uncollectible.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Millennium Park is leased to tenants pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at December 31, 2014 is as follows:

Year Ending December 31,
(In thousands)
2015	$4,011
2016	3,732
2017	3,472
2018	3,364
2019	3,269
Thereafter	14,501
Total	$32,349

4.	Related Party Transactions

RGPT, through its wholly owned subsidiary Ramco Gershenson, Inc., provides property management, leasing, development and other administrative services to Millennium Park. Fees earned related to Millennium Park for the three years ended December 31, 2014, 2013 and 2012 were $0.2 million, $0.2 million and $0.3 million, respectively.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA FINANCIAL INFORMATION INTRODUCTION
(Unaudited)

The accompanying unaudited condensed consolidated balance sheet as of June 30, 2015 has been presented as if the acquisitions of the Ramco 450 Properties and Millennium Park (the "Acquired Properties") had occurred on June 30, 2015.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 are presented as if the acquisitions had occurred on January 1, 2014.

The purchase allocation adjustments made in connection with the unaudited pro forma consolidated financial statements are based on the information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

These unaudited pro forma condensed consolidated statements should be read in connection with RGPT's historical consolidated financial statements and notes thereto filed with the U.S Securities and Exchange Commission.  In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2015
(In thousands, except per share amounts)
(unaudited)

	Historical (1)	Acquisitions and Pro forma Allocations		Pro Forma
ASSETS
Net real estate	$1,708,754	$219,568	(2)	$1,928,322
Equity investments in unconsolidated joint ventures	22,373	(9,813)	(3)	12,560
Cash and cash equivalents	6,932	(159)	(5)	6,773
Restricted cash	9,386	—		9,386
Accounts receivable, net	12,814	—		12,814
Acquired lease intangibles, net	69,464	32,050	(2)	101,514
Other assets, net	91,596	4,145	(2)	95,741
TOTAL ASSETS	$1,921,319	$245,791		$2,167,110

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable	906,167	1,180	(2)	1,116,891
		209,544	(4)
Capital lease obligation	1,148	—		1,148
Accounts payable and accrued expenses	38,135	—		38,135
Acquired lease intangibles, net	51,492	16,493	(2)	67,985
Other liabilities	9,902	—		9,902
Distributions payable	18,034	—		18,034
TOTAL LIABILITIES	1,024,878	227,217		1,252,095

Commitments and Contingencies

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 1,849 shares issued and outstanding as of June 30, 2015	$92,427	$—		$92,427
Common shares of beneficial interest, $0.01 par, 120,000 shares authorized, 79,149 shares issued and outstanding as of June 30, 2015	791	—		791
Additional paid-in capital	1,155,556	—		1,155,556
Accumulated distributions in excess of net income	(375,512)	(159)	(5)	(356,938)
		18,733	(6)
Accumulated other comprehensive loss	(2,271)	—		(2,271)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	870,991	18,574		889,565
Noncontrolling interest	25,450	—		25,450
TOTAL SHAREHOLDERS' EQUITY	896,441	18,574		915,015
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,921,319	$245,791		$2,167,110

The accompanying notes are an integral part of these consolidated financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
AS OF JUNE 30, 2015
(Unaudited)

(1) As reported in the Registrant’s Condensed Consolidated Balance Sheet as of June 30, 2015, as presented in the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.

(2) In exchange for cash consideration of $147.4 million RGPT acquired the remaining 80% or 70% ownership interest in the Acquired Properties. The purchase price allocation at 100% ownership is reflected in the following table:

(In thousands)
Net real estate	$219,568
Other assets	36,195
Other liabilities	(16,493)
Net premium for above market interest rate on assumed debt	(1,180)
Fair value of assets acquired (at 100% ownership)	238,090
Mortgage notes assumed	(60,099)
Total fair value net assets acquired (at 100% ownerhship)	177,991
Less: RGPT's fair value of existing ownership and closing credits	(30,570)
Cash consideration paid	$147,421

Paid to Sellers	$135,510
Paid to Lender	11,911
$147,421

(3)	Represents the pro forma adjustments to eliminate the carrying value of our 20% or 30% ownership in the Acquired Properties, net of debt.

(4)
In addition to the $60.1 million in contractual debt assumed, the adjustment to mortgage notes payable includes an estimated $1.2 million to record the debt assumed at fair value.  The additional mortgage premiums will be amortized over the remaining life of the loans, with amortization recorded to reduce the monthly interest expense recorded on the loans. The balance of the purchase price for the acquisitions was funded by borrowings under our unsecured revolving credit facility.

(5)	Includes acquisition cost expenses related to the Acquired Properties not included as of June 30, 2015.

(6) Represents our proportionate share of the gain on the remeasurement of the previously held equity interest in the Acquired Properties at the acquisition date fair value including the recognition of a deferred gain related to one property acquired that had previously been sold to the Ramco 450 LLC joint venture.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	The Ramco 450 Properties (2)	Millennium Park (3)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$87,678	$6,543	$2,005	$1,114	(4)	$97,340
Percentage rent	371	96	—	—		467
Recovery income from tenants	28,284	2,348	605	—		31,237
Other property income	1,709	44	—	—		1,753
Management and other fee income	1,110	—	—	(495)	(5)	615
TOTAL REVENUE	119,152	9,031	2,610	619		131,412

EXPENSES
Real estate taxes	18,121	1,785	332	—		20,238
Recoverable operating expense	14,124	964	249	—		15,337
Other non-recoverable operating expense	1,707	661	165	(518)	(5)	2,015
Depreciation and amortization	41,483	—	—	4,422	(6)	45,905
Acquisition costs	307	—	—	—		307
General and administrative expense	10,348	23	—	—		10,371
Provision for impairment	2,521	—	—	—		2,521
TOTAL EXPENSES	88,611	3,433	746	3,904		96,694
OPERATING INCOME	30,541	5,598	1,864	(3,285)		34,718

OTHER INCOME AND EXPENSES
Other expense, net	(191)	—	—	—		(191)
Gain on sale of real estate	3,469	—	—	—		3,469
Earnings from unconsolidated joint ventures	2,995	—	—	(271)	(7)	2,724
Interest expense	(20,027)	(1,184)	—	(795)	(8)	(22,006)
Amortization of deferred financing fees	(664)	—	—	—		(664)
Gain on extinguishment of debt	1,387	—	—	—		1,387
INCOME BEFORE TAX	17,510	4,414	1,864	(4,351)		19,437
Income tax provision	(277)	—	—	—		(277)
NET INCOME (LOSS)	17,233	4,414	1,864	(4,351)		19,160
Net income attributable to noncontrolling partner interest	(476)	—	—	(52)		(528)
NET INCOME (LOSS) ATTRIBUTABLE TO RGPT	16,757	4,414	1,864	(4,403)		18,632
Preferred share dividends	(3,487)	—	—	—		(3,487)
Preferred share conversion costs	(500)					(500)
NET INCOME (LOSS)AVAILABLE TO COMMON SHAREHOLDERS	$12,770	$4,414	$1,864	$(4,403)		$14,645

EARNINGS PER COMMON SHARE (9)
Continuing operations - basic	$0.16					$0.19
Continuing operations - diluted	$0.16					$0.19

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	78,528					78,528
Diluted	78,731					78,731
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015
(Unaudited)

(1)
Represents the condensed consolidated operations of the Registrant for the six months ended June 30, 2015.  See the historical condensed consolidated financial statements and notes thereto presented in the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.

(2)	Represents the revenues and certain expenses of the Ramco 450 Properties for the six months ended June 30, 2015.

(3)	Represents the revenues and certain expenses of Millennium Park for the six months ended June 30, 2015.

(4)
Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date and the amortization of above and below market leases over the remaining term of the in-place leases.

(5)
The management and other fee income adjustment represent our share of property management fee and other income from services provided by RGPT to the Acquired Properties which are eliminated. The other non-recoverable expense adjustment represents the Acquired Properties management fee expense which is being eliminated.

(6)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years. Lease origination costs are amortized over the remaining useful life of the leases.

(7)	Represents the elimination of RGPT's share of the Acquired Properties earnings for the six months ended June 30, 2015.

(8)
Represents  the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the acquisition of the Acquired Properties. The assumed interest rate on the credit facility for the period is 1.5% which is the same as the interest rate on our credit facility as of June 30, 2015. Offsetting this increase is a reduction in interest expense of $0.3 million as a result of recording the mortgages assumed on the Ramco 450 Properties at fair value and amortizing the net premium over the remaining life of the loans.

(9)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2015.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share amounts)
(Unaudited)
		Statement of Revenues and Certain Expenses
	Historical (1)	The Ramco 450 Properties (2)	Millennium Park (3)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$157,691	$12,928	$3,901	$2,599	(4)	$177,119
Percentage rent	264	49	—	—		313
Recovery income from tenants	52,828	4,684	1,199	—		58,711
Other property income	5,521	122	—	—		5,643
Management and other fee income	2,059	—	—	(1,226)	(5)	833
TOTAL REVENUE	218,363	17,783	5,100	1,373		242,619

EXPENSES
Real estate taxes	31,474	3,481	646	—		35,601
Recoverable operating expense	27,319	1,983	493	—		29,795
Other non-recoverable operating expense	3,633	882	365	(1,225)	(5)	3,655
Depreciation and amortization	81,182	—	—	8,843	(6)	90,025
Acquisition costs	1,890	—	—	—		1,890
General and administrative expense	21,670	—	—	—		21,670
Provision for impairment	27,865	—	—	—		27,865
TOTAL EXPENSES	195,033	6,346	1,504	7,618		210,501
OPERATING INCOME	23,330	11,437	3,596	(6,245)		32,118

OTHER INCOME AND EXPENSES
Other expense, net	(689)	—	—	—		(689)
Gain on sale of real estate	10,857	—	—	—		10,857
Earnings (loss) from unconsolidated joint ventures	75	—	—	(546)	(7)	(471)
Interest expense	(33,742)	(2,388)	—	(1,590)	(8)	(37,720)
Amortization of deferred financing fees	(1,446)	—	—	—		(1,446)
Provision for impairment	—	—	—	—		—
Deferred gain recognized on real estate	117	—	—	—		117
Loss on early extinguishment of debt	(860)	—	—	—		(860)
(LOSS) INCOME BEFORE TAX	(2,358)	9,049	3,596	(8,381)		1,906
Income tax provision	(54)	—	—	—		(54)
NET (LOSS) INCOME	(2,412)	9,049	3,596	(8,381)		1,852
Net loss (income) attributable to noncontrolling partner interest	48	—	—	(119)		(71)
NET INCOME (LOSS) ATTRIBUTABLE TO RGPT	(2,364)	9,049	3,596	(8,500)		1,781
Preferred share dividends	(7,250)	—	—	—		(7,250)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(9,614)	$9,049	$3,596	$(8,500)		$(5,469)

EARNINGS PER COMMON SHARE (9)
Continuing operations - basic	$(0.14)					$(0.08)
Continuing operations - diluted	$(0.14)					$(0.08)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	72,118					72,118
Diluted	72,118					72,118
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(Unaudited)

(1)
Represents the condensed consolidated operations of the Registrant for the year ended December 31, 2014.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
Represents the revenues and certain expenses of the Ramco 450 Properties for the year ended December 31, 2014 as presented in the statement of revenues and certain expenses included in this Form 8-K/A.

(3)	Represents the revenues and certain expenses of Millennium Park for the year ended December 31, 2014 as presented in the statement of revenues and certain expenses included in this Form 8-K/A.

(4)	Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date over the remaining term of the in-place leases.

(5)
The management and other fee income adjustment represent our share of property management fee and other income from services provided by RGPT to the Acquired Properties which are eliminated. The other non-recoverable expense adjustment represents the Acquired Properties management fee expense which is being eliminated.

(6)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years.

(7)	Represents the elimination of RGPT's share of the Acquired Properties earnings for the year ended December 31, 2014.

(8)
Represents  the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the acquisition of the Acquired Properties. The assumed interest rate on the credit facility for the period is 1.5% which is the same as the interest rate on our credit facility as of December 31, 2014. Offsetting this increase is a reduction in interest expense of $0.6 million as a result of recording the mortgages assumed on the Ramco 450 Properties at fair value and amortizing the premium over the remaining life of the loans.

(9)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	October 5, 2015	By:	/s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Certified Public Accountants